EXHIBIT B

            MONTHLY PAYMENT INSTRUCTIONS AND
            NOTIFICATION TO THE TRUSTEE

            THE PRUDENTIAL BANK AND TRUST COMPANY

            PB&T MASTER CREDIT CARD TRUST II

            SERIES 1994-A

            The undersigned, a duly authorized
            representative of The Prudential Bank
            and Trust Company (_PB&T_), as Servicer
            pursuant to the Pooling and Servicing
            Agreement dated as of August 1, 1994 and the Series 1994-A Supplement dated as of August 1, 1994 (collectively, the
            "Pooling and Servicing Agreement") by
            and between PB&T and Bankers Trust as
            trustee, (the "Trustee"), does hereby
            certify as follows:

            A)	Capitalized terms used in this
            notice have their respective meanings
            set forth in the Pooling and Servicing
            Agreement; provided, that the "Preceding
            Monthly Period" shall mean the Monthly
            Period immediately preceding the
            calendar month in which this notice is
            delivered. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing
            Agreement.  This notice is delivered
            pursuant to Section 4.08 of the Pooling
            and Servicing Agreement.

            B)	PB&T is the Servicer under the
            Pooling and Servicing Agreement.

            C)	The undersigned is a Servicing
            Officer.

            D)	The date of this notice is a
            Determination Date under the Pooling and Servicing Agreement.


            I.	INSTRUCTION TO MAKE A WITHDRAWAL

            Pursuant to Section 4.08, the Servicer
            does hereby instruct the Trustee (i) to
            make a withdrawal from the Series
            Finance Charge Account on July 14, 1997, which date is a Transfer Date under the Pooling and Servicing Agreement, in an aggregate amount as set forth below in respect to the following amounts and
            (ii) to apply the proceeds of such
            withdrawal in accordance with Section
            4.08:

            A) 	Pursuant to subsection 4.08 (a):
            (1) Interest at the Certificate Rate for
            the preceding Monthly Period on the
            Investor Interest
            ........$2,163,218.75

            (2) Deficiency Amounts
            ....	$0.00

            B)	Pursuant to subsection 4.08(b):
            (1) The Investor Monthly Servicing Fees
            for the preceding Monthly Period
            ......	$750,000.00

            (2)
            Accrued and unpaid Investor Monthly
            Servicing Fees
            ...	$0.00

            C)	Pursuant to subsection 4.08 (c):
            (During the Rapid Amortization Period)

            (1) The Monthly Loan Fee for the
            preceding Monthly
            Period......	$0.00

            (2) Accrued and unpaid Monthly Loan Fees
            ....	$0.00

            D)	Pursuant to subsection 4.08 (d):

            Aggregate Investor Default Amount for
            the preceding Monthly Period
            .....	$4,213,175.88

            E)	Pursuant to subsection 4.08 (e):

            Unreimbursed Investor Chargeoffs
            .......	$0.00

            F)	Pursuant to subsection 4.08(g):

            (1) Pay to the Cash Collateral Depositor
            .......	$0.00

            (2) Deposit to the Cash Collateral
            Account
            .............$0.00

            (3) Pay in accordance with Section 2.11
            of the Loan Agreement
            ...	$1,570,377.28

            Total
            ...........$1,570,377.28



            B-2 Pursuant to Section 4.10, during an
            Amortization Period, the Servicer does
            hereby instruct the Trustee (i) to make
            a withdrawal from the Series Principal
            Account on 07-14-97, which is a Transfer
            Date under the Pooling and Servicing
            Agreement, in an aggregate amount as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with
            Section 4.10:

            A)	During Controlled Amortization
            Period:

            (1) Investor Percentage of Collections
            on Principal Receivables processed as of
            preceding Monthly Period ("Monthly Total
            Percentage Allocation") up to Controlled
            Amortization Amount
            ...........	$0.00

            (2) Monthly Total Percentage Allocation
            (less amounts distributed pursuant to
            (1) above) up to Deficit Controlled
            Amortization Amount for preceding
            Monthly Period
            ...................
            					$0.00

            B)	During Rapid Amortization Period:
            (1) Monthly Total Percentage Allocation
            for preceding Monthly Period
            ........	$0.00


            II.	NOTIFICATION TO MAKE WITHDRAWALS
            FROM THE CASH COLLATERAL ACCOUNT

            Pursuant to Section 4.08 and subsection
            4.08(c), the Servicer hereby notifies
            the Trustee to make withdrawals on
            07-14-97, the Transfer date of the
            current calendar month, from the Cash
            Collateral Account in an aggregate
            amount as set forth in C. below and to
            deposit such amount in the Finance
            Charge Account:

            A.	(i) The applicable Investor
            Percentages of Collections of Finance
            Charge Receivables, (ii) amounts
            deposited with respect to Cardholder
            Fees, Recoveries, Discount Option
            Receivables, Ineligible Finance Charge
            Receivables and Interchange and (iii)
            interest on amounts in collection
            accounts, allocated to the Series
            Finance Charge Account for the preceding
            Monthly Period
            .......	$8,696,771.92


            B-3

            B.	The sum of (a) Certificate
            Interest accrued during the preceding
            Monthly Period (plus any past due
            Certificate Interest), plus (b) the
            Investor Monthly Servicing Fee for the
            preceding Monthly Period (plus any past
            due Investor Monthly Servicing Fee),
            plus (c) during the Rapid Amortization
            Period, the Monthly Loan Fee (plus any
            past due Monthly Loan Fee) plus (d) the
            Aggregate Investor Default Amount, if
            any, for the preceding Monthly Period
            .........$7,126,394.63

            C.	The excess, if any, of B over A
            (the "Total Withdrawal Amount")
            ..........	$0.00

            D.	The excess, if any, of A over B
            (the Excess Deposits due to Seller)
            ......	$1,570,377.28


            III.	ACCRUED AND UNPAID AMOUNTS

            After giving effect to the withdrawals
            and transfers to be made in accordance
            with this notice, the following amounts
            will be accrued and unpaid with respect
            to all Monthly Periods preceding the
            current calendar month:


            A)	Subsection 4.08 (a): The aggregate
            amount of all Deficiency Amounts
            ..........	$0.00

            B)	Subsection 4.08 (b): The aggregate
            amount of all accrued and unpaid
            Investor Monthly Servicing Fees
            ......					$0.00

            C)	Subsection 4.08 (e): The aggregate
            amount of all unreimbursed Investor
            Charge Offs
            .....	$0.00


            B-4

            IN WITNESS WHEREOF, the undersigned has
            duly executed this certificate this 8th
            day of July, 1997.


            THE PRUDENTIAL BANK AND TRUST COMPANY,
            Servicer


            By: Name:   Tom Mason Title:  Senior
            Vice President



            EXHIBIT C


            FORM OF MONTHLY CERTIFICATEHOLDER'S
            STATEMENT


            SERIES 1994-A

            THE PRUDENTIAL BANK & TRUST COMPANY


            PB&T MASTER CREDIT CARD TRUST II


            Under Section 5.02 of the Pooling and
            Servicing Agreement dated as of August
            1, 1994 and the Series 1994-A Supplement dated August 1, 1994 (collectively, the
            "Pooling and Servicing Agreement") by
            and between The Prudential Bank & Trust
            Company ("PB&T:) and Bankers Trust, as
            trustee (the "Trustee"), PB&T, as
            Servicer, is required to prepare certain information each month regarding current distributions to Series 1994-A
            Certificateholders and the performance
            of the PB&T Master Credit Card Trust
            (the "Trust") during the previous month.
             The information which is required to be
            prepared with respect to the
            Distribution Date of 07-15-97 and with
            respect to the performance of the Trust
            during the month of June, 1997 is set
            forth below. Certain information is
            presented on the basis of an amount of
            $1,000 per series 1994-A Certificate (a
            "Certificate").  Certain other
            information is presented based on the
            aggregate amounts for the Trust as a
            whole.  Capitalized terms used in this
            Statement have their respective meanings set forth in the Pooling and Servicing
            Agreement.

            A.	Information Regarding the Current
            Monthly Distribution (Stated on the
            basis of $1,000 Original Certificate
            Principal Amount.)

            1.	The total amount of the
            distribution to Certificateholders on
            07-15-97, per $1,000 original
            certificate principal amount
            .....	$4.81

            2.	The amount of the distribution set
            forth in paragraph 1 above in respect of
            interest on the Certificates, per $1,000
            original certificate principal amount
            ...........	$4.81

            3.	The amount of the distribution set
            forth in paragraph 1 above in respect of
            principal of the Certificate, per $1,000
            original certificate principal amount
            .......		$0.00


            B.	Information Regarding the
            Performance of the Trust

            1.	Collection of Principal
            Receivables

            The aggregate amount of Collections on
            Principal Receivables processed during
            the month of June, 1997 which were
            allocated in respect of the Certificates
            ......	$36,531,509.82

            2.	Deficit Controlled Amortization
            Amount			$0.00

            3.	Principal Receivables in the Trust

            (a)	As of the end of the last day of
            June, 1997 [the prior month]
            (distribution on the next Distribution
            Date will be allocated based upon the
            amounts set forth below):

            (1) The aggregate amount of Principal
            Receivables in the Trust (which reflects
            the Principal Receivables represented by
            the Seller Interest and by the Aggregate
            Investor Interests)
            ............$910,475,843.47

            (2) The amount of Principal Receivables
            in the Trust represented by the Investor
            Interest of Series
            1994-A.			$450,000,000.00

            (3) The
            Investor Interest of Series 1994-A set
            forth in paragraph 3 (a) (2) above as a
            percentage of the aggregate amount of
            Principal Receivables set forth in
            paragraph 3 (a) (1) above
            ......49.42%

            (b)	As of the end of the last day of
            May, 1997 (distributions on this
            Distribution Date have been allocated
            based upon the amounts set forth below):

            (1) The aggregate amount of Principal
            Receivables in the Trust (which reflects
            the Principal Receivables represented by
            the Seller Interest and by the Aggregate
            Investor Interests)
            ......$922,776,796.12

            (2) The amount of Principal Receivables
            in the Trust represented by the Investor
            Interest of Series 1994-A
            .......$450,000,000.00

            (3) The Investor Interest of Series
            1994-A set forth in paragraph 3 (a) (2)
            above as a percentage of the aggregate
            amount of Principal Receivables set
            forth in paragraph 3 (a) (1) above
            .....48.77%

            C-2 4.	Delinquent Balances

            The aggregate amount of outstanding
            balances in Accounts which were
            delinquent as of the end of the day on:
            			6/30/97

            Receivables (a) 31 - 60
            days:......	$18,494,939.77
            		2.03%

            (b) 61 - 90 days:
            ........	$13,701,181.78
            		1.50%

            (c) 91 - 120 days:
            .....	$12,674,536.88
            		1.39%

            (d) 121 - 150 days:
            ......$11,770,521.96
            		1.29%

            (e) 151 - 180 days:
            ....	$10,632,632.64
            		1.17%

            (f) 181 - 190 days:
            .....	$11,140,244.35
            		1.22%

            Total:	$78,414,057.38
            		8.61%

            5.	Investor Default Amount

            The aggregate amount of all defaulted
            Principal Receivables written off as
            uncollectible during the month of June,
            1997 allocable to the Investor Interest
            for Series 1994-A (the "Aggregate
            Investor Default Amount")
            ....$4,213,175.88

            6.	Investor Charge Offs

            (a) The excess of the Aggregate Investor
            Default Amount set forth in paragraph 5
            above, over the amount of the
            withdrawals from the Cash Collateral
            Account made to reimburse the Trust for
            such amount written off (an "Investor
            Charge Off")
            ......$0.00

            (b) The amount of the Investor Charge
            Offs set forth in paragraph 6 (a) above,
            per $1,000 original certificate
            principal amount (which will have the
            effect of reducing, pro rata, the amount
            of each Certificateholder's investment
            .......	$0.00

            (c) The aggregate amount of Investor
            Charge Offs reimbursed on the Transfer
            Data immediately preceding such
            Distribution Data
            ........		$0.00

            (d) The amount of the reimbursed
            Investor Charge Offs set forth in
            paragraph 6 (c) above, per $1,000
            original certificate principal amount
            .........$0.00

            C-3 7.	Investor Servicing Fee

            The amount of the Investor Monthly
            Servicing Fee payable by the Trust to
            the Servicer for the month of June, 1997
            ....	$750,000.00

            8.	Available Cash Collateral Amount

            The amount available to be withdrawn
            from the Cash Collateral Account as of
            the close of business on 07-14-97 (the
            "Transfer Date"), after giving effect to
            all with- drawals, deposits and payments
            to be made in respect of the preceding
            months
            .........	$81,000,000.00

            9.	The Required Cash Collateral
            Amount on the Transfer Date
            ........	$81,000,000.00



            C.	The Pool Factor

            The Pool Factor for the  Record Date
            06-30-97 (which represents the ratio of
            the amount of the Investor Interest for
            Series 1994-A as of such Record Date
            (adjusted after taking into account any
            reduction in the Investor Interest which
            will occur on the following Distribution
            Date) to the Initial Investor Interest
            for Series 1994-A).  The amount of a
            Certificate- holder's pro rata share of
            the Investor Interest for Series 1994-A
            can be determined by multiplying the
            original denomination by the Pool Factor
            ....	1.0000000



            THE PRUDENTIAL BANK AND TRUST COMPANY,
            Servicer


            By: Name:   Tom Mason Title:  Senior
            Vice President


            C-4


            Schedule - to Monthly Servicer's
            Certificate with respect to the Series
            1994-A Certificates


            THE PRUDENTIAL BANK & TRUST COMPANY
            _______________________________________

            PB&T MASTER CREDIT CARD TRUST II, SERIES
            1994-A
            _______________________________________
            1.	The aggregate amount of the
            Investor Percentage of Collections of
            Principal Receivables processed by the
            Servicer pursuant to Section 4.06 during
            the preceding Monthly Period was equal
            to
            .......	$36,531,509.82

            2.	The
            aggregate amount of the Investor
            Percentage of Collections of Finance
            Charge Receivables (including amount
            deposited with respect to Interchange
            and the Investor Percentage of
            Recoveries) processed by the Servicer
            during the preceding Monthly Period was
            equal to
            ...$6,219,485.68

            a.	The
            aggregate amount of the Investor
            Percentage of Collections of Finance
            Charge Receivables (excluding amount
            deposited with respect to Interchange
            and the Investor Percentage of
            Recoveries) processed by the Servicer
            pursuant to Section 4.06 during the
            preceding Monthly Period was equal to
            ...		$5,597,231.62

            b.	The aggregate amount of
            Interchange to be deposited in the
            Series Finance Charge Account with
            respect to the Series 1994-A
            Certificates (pursuant to Section 3 (c)
            of the Series 1994-A Supplement) on the
            Transfer Date of the current calendar
            month is equal to
            .......	$375,000.00

            c.	The aggregate amount of Investor
            Percentage of Recoveries deposited in
            the Series Finance Charge Account with
            respect to the preceding Monthly Period
            was equal to
            ....	$247,254.05

            3.	The aggregate amount of Investor
            Percentage of amounts with respect to
            Cardholder Fees deposited into the
            Series Finance Charge Account on or
            before the Transfer Date during the
            current Monthly Period with respect to
            the prior Monthly Period is equal to
            ....	$431,060.58

            4.	The aggregate amount of Investor
            Percentage of amounts with respect to
            Ineligible Finance Charge Receivables
            deposited into the Series Finance Charge
            Account on or before the Transfer Date
            during the current Monthly Period with
            respect to the prior Monthly Period is
            equal to
            ......	$0.00

            5.	The aggregate amount of Investor
            Percentage of amounts with respect to
            Discount Option Receivables deposited
            into the Series Finance Charge Account
            on or before the Transfer Date during
            the current Monthly Period with respect
            to the prior Monthly Period is equal to
            ..	$2,046,225.66

            6.	The
            aggregate amount of funds deposited into
            the Seller's Account in connection with
            Credit Adjustments and Ineligible
            Principal Receivables with respect to
            the previous Monthly Period is equal for
            .......	$0.00

            7.	The aggregate amount of funds on
            deposit in the Series Finance Charge
            Account allocable to the Series 1994-A
            Certificates with respect to Collections
            processed as of the end of the last day
            of the preceding Monthly Period was
            equal to
            .............	$8,696,771.92

            8.	The aggregate amount of funds on
            deposit in the Series Principal Account
            allocable to the Series 1994-A
            Certificates with respect to Collections
            processed as of the last day of the
            preceding Monthly Period was equal to
            ..........	$0.00

            9.	The aggregate amount of funds on
            deposit in the Seller's Account
            allocable to the Series 1994-A
            Certificates as of the Transfer Date is
            equal to
            .........	$0.00

            10.	The Total Withdrawal Amount
            required to be made from the Cash
            Collateral Account pursuant to Section
            4.08 on the Transfer Date in the current
            calendar month is equal to
            .....$0.00

            11.	The aggregate amount to be
            withdrawn from the Series Finance Charge
            Account and paid to the Cash Collateral
            Depositor pursuant to subsection 4.08 on
            the Transfer Date on the current
            calendar month is equal to
            ....		$0.00


            S-2

            12.	The aggregate amount to be
            withdrawn from the Series Finance Charge
            Account and deposited to the Cash
            Collateral Account pursuant to
            subsection 4.08 (g) (ii) on the Transfer
            Date on the current calendar month is
            equal to
            ........	$0.00

            13.	The aggregate amount to be
            withdrawn from the Series Finance Charge
            Account and paid in accordance with the
            Loan Agreement pursuant to subsection
            4.08 (g) (iii) on the Transfer Date on
            the current calendar month is equal to
            ......	$1,570,377.28


            14.	The Cash Collateral Account
            Surplus on the Transfer Date in the
            Current calendar month is equal to
            ..........	$0.00

            15.	The aggregate amount to be
            withdrawn from the Cash Collateral
            Account and to be paid in accordance
            with the Loan Agreement on the Transfer
            Date on the current calendar month is
            equal to
            ............$0.00

            16.	The Available Cash Collateral
            Amount on the Transfer Date of the
            current calendar month, after giving
            effect to the deposits and withdrawals
            specified above, is equal to
            ........$81,000,000.00

            17.	The
            amount of interest payable to the Series
            1994-A Certificateholders on the
            Distribution Date in the current
            calendar month is equal to
            ........$2,163,218.75

            18.	The amount of principal payable
            to the Series 1994-A Certificateholders
            on the Distribution Date in the current
            calendar month is equal to
            ......	$0.00

            19.	The sum of all amounts payable to
            the Series 1994-A Certificateholders on
            the Distribution Date in the current
            calendar month is equal to
            .......	$2,163,218.75

            S-3

            20.	To the knowledge of the
            undersigned, no Series 1994-A Pay Out
            event or Trust Pay Out Event has
            occurred except as described below:

            None

            IN WITNESS WHEREOF, the undersigned has
            duly executed this certificate this 8th
            day of July, 1997.

            THE PRUDENTIAL BANK AND TRUST COMPANY,
            Servicer


            By: Name:   Tom Mason Title:  Senior
            Vice President


            EXHIBIT A to Loan Agreement

            MONTHLY PAYMENT CERTIFICATE

            PRUDENTIAL BANK AND TRUST COMPANY

            PBT&T MASTER CREDIT CARD TRUST SERIES
            1994-A

            The undersigned is a duly authorized
            representative of The Prudential Bank &
            Trust Company (_PB&T_), as Servicer
            under the Loan Agreement dated as of
            August 10, 1994 (The "Loan Agreement")
            among Bankers Trust, as Trustee (the
            _Trustee_), PB&T, and Dai-Ichi Kangyo
            Bank Ltd., Chicago Branch, as Agent (the
            "Agent") and initial bank (the "Bank"
            and, as collectively with the Asignees,
            the "Banks") does hereby certify as
            follows:

            (a)	Capitalized terms used in this
            certificate have the respective meanings set forth in the Loan Agreement, and references herein to certain sections and subsections are references to the respective sections and subsections of the Loan Agreement.

            (b)	PB&T is the Servicer under the
            Loan Agreement.

            (c)	The undersigned is duly
            authorized by PB&T, as Servicer, to
            instruct the Trustee to make the
            payments designated herein.

            (d)	The total amount of Available
            Funds and Earnings
            equals:				$1,951,771.62

            (e)	The Unpaid Loan Amount equals:
            				$51,750,000.00

            (f)	The Spread Account Deficiency
            equals: 				$0.00


            I.	Fees, Expenses and Other Amounts.

            Pursuant to Section 2.11, the Servicer
            hereby directs the Trustee to make the
            following payments to the Agent for
            application to the Banks out of the
            total amount of Available Funds and
            Earnings (see (d) above):

            (1)	Amounts payable to the Banks
            under Section 2.3.

            (A)	Monthly Loan
            Fee			$24,509.38

            (B)	Agent_s out-of-pocket
            expenses			$0.00

            (C)	Total amount payable under
            	$0.00 Section 2.3. (A + B +
            C)			$24,509.38


            (2)	Amounts payable to the Banks
            under Section 2.7.			$0.00

            (3)	Amounts payable to the Banks
            under Section 2.8.			$0.00

            (4)	[Section 4.10 Repayment Amount]
            Amount not otherwise paid by Seller or
            Servicer pursuant to Section 2.9 (b)
            (i)].			$0.00

            (5)	Total amount payable under
            Sections 2.3, 2.7, 2.8, and 2.9. ((1)
            (E) + (2) + (3) + (4) +
            (5))			$24,509.38

            (6)	Remaining Available Funds and
            Earnings ((d) - (I)
            (5))	$1,927,262.24


            II.	Interest.

            (1)	Interest payable to the Banks
            under Section 2.3 (excluding interest
            otherwise paid pursuant to Section 2.3
            (c))			$242,882.66

            (2)	Remaining Available Funds and
            Earnings ((I) (6) - (II)
            (1))				$1,684,379.58

            III.	Spread Account Deficiency.

            (1)	Spread Account Deficiency payable
            to the Banks for application to the
            Unpaid Loan Amount.

            (Lesser of (f) and (II)
            (2))	$0.00

            (2)	Unpaid Loan Amount on Transfer
            date


            $51,750,000.00

            (3)	Remaining Available Funds and
            Earnings

            ((II) (2) - (III)
            (1))	$1,684,379.58


            IV.	Finance Charge Shortfall Amounts

            (1)	Available Funds and Earnings to
            support other Finance Charge Sharing
            Series in Group
            One.		$1,684,379.58

            (2)	Finance Charge Shortfalls in
            other Finance Charge Sharing Series in
            Group One.				N/A

            (3)	If a Finance Charge Shortfall
            exists in 1994-A, Available Funds and
            Earnings from other Finance Sharing
            Series				N/A

            (4)	Allocable Finance Charge
            Percentage		100%

            (5)	Remaining Available Funds and
            Earnings	$1,684,379.58


            V.	Principal Shortfall Amounts

            (1)	Available Funds and Earnings to
            support other Principal Sharing Series
            in Group
            One.	$1,684,379.58

            (2)	Principal Shortfalls in other
            Principal Sharing Series in Group
            One.				N/A

            (3)	If a Principal Shortfall exists
            in 1994-A, Available Funds and Earnings
            from other Principal Sharing
            Series				N/A

            (4)	Allocable Principal Shortfall
            Percentage		100%

            (5)	Remaining Available Funds and
            Earnings	$1,684,379.58




            VI.	Remaining Amount

            (1)	Remaining Available Funds and
            Earnings payable to
            Prudential	$1,684,379.58





            THE PRUDENTIAL BANK AND TRUST COMPANY,
            Servicer


            By: Name:  Tom Mason Title:  Senior Vice
            President

            EXHIBIT A to  Subordinated Loan
            Agreement

            MONTHLY PAYMENT CERTIFICATE

            PRUDENTIAL BANK AND TRUST COMPANY

            PBT&T MASTER CREDIT CARD TRUST SERIES
            1994-A

            The undersigned is a duly authorized
            representative of The Prudential Bank &
            Trust Company (_PB&T_), as Servicer
            under the Subordinated Loan Agreement
            dated as of September  , 1996 ( The
            "Loan Agreement') among Bankers Trust,
            as Trustee (the _Trustee_), PB&T, and
            PRUCO, Inc, as Agent (the "Agent") and
            initial lender (the "Lender" and, as
            collectively with the Asignees, the
            "Lenders") does hereby certify as
            follows:

            (a)	Capitalized terms used in this
            certificate have the respective meanings set forth in the Subordinated Loan
            Agreement, and references herein to
            certain sections and subsections are
            references to the respective sections
            and subsections of the  Subordinated
            Loan Agreement.

            (b)	PB&T is the Servicer under the
            Subordinated Loan Agreement.

            (c)	The undersigned is duly
            authorized by PB&T, as Servicer, to
            instruct the Trustee to make the
            payments designated herein.

            (d)	The total amount of Available
            Funds and Earnings
            equals:	$1,684,379.58

            (e)	The Subordinated Unpaid Loan
            Amount equals:
            		$24,750,000.00

            (f)	The Spread Account Deficiency
            equals: 		$0.00


            I.	Fees, Expenses and Other Amounts.

            Pursuant to Section 2.11, the Servicer
            hereby directs the Trustee to make the
            following payments to the Agent for
            application to the Lenders out of the
            total amount of Available Funds and
            Earnings (see (d) above):

            (1)	Amounts payable to the Banks
            under Section 2.3.

            (A)	Subordinated Monthly Loan
            Fee			$51,562.50

            (B)	Agent_s out-of-pocket expenses

            (C)	Total amount payable under
            Section 2.3. (A + B +
            C)			$51,562.50


            (2)	Amounts payable to the Lenders
            under Section 2.7.

            (3)	Amounts payable to the Lenders
            under Section 2.8.

            (4)	[Section 4.10 Repayment Amount]
            Amount not otherwise paid by Seller or
            Servicer pursuant to Section 2.9 (b)
            (i)].

            (5)	Total amount payable under
            Sections 2.3, 2.7, 2.8, and 2.9. ((1)
            (E) + (2) + (3) + (4) +
            (5))			$51,562.50

            (6)	Remaining Available Funds and
            Earnings ((d) - (I)
            (5))			$1,632,817.08


            II.	Interest.

            (1)	Interest payable to the Lenders
            under Section 2.3 (excluding interest
            otherwise paid pursuant to Section 2.3
            (c))			$117,202.19

            (2)	Remaining Available Funds and
            Earnings ((I) (6) - (II)
            (1))				$1,515,614.89

            III.	Spread Account Deficiency.

            (1)	Spread Account Deficiency payable
            to the Lenders for application to the
            Subordinated Unpaid Loan Amount.

            (Lesser of (f) and (II)
            (2))			$0.00

            (2)	 Subordinated Unpaid Loan Amount
            remaining after application of amount in item (1) above

            ((e) - (III)
            (1))		$24,750,000.00

            (3)	Remaining Available Funds and
            Earnings

            ((II) (2) - (III)
            (1))	$1,515,614.89


            IV.	Finance Charge Shortfall Amounts

            (1)	Available Funds and Earnings to
            support other Finance Charge Sharing
            Series in Group
            One.	$1,515,614.89

            (2)	Finance Charge Shortfalls in
            other Finance Charge Sharing Series in
            Group One.				N/A

            (3)	If a Finance Charge Shortfall
            exists in 1994-A, Available Funds and
            Earnings from other Finance Sharing
            Series				N/A

            (4)	Allocable Finance Charge
            Percentage				100%

            (5)	Remaining Available Funds and
            Earnings		$1,515,614.89


            V.	Principal Shortfall Amounts

            (1)	Available Funds and Earnings to
            support other Principal Sharing Series
            in Group
            One.		$1,515,614.89

            (2)	Principal Shortfalls in other
            Principal Sharing Series in Group
            One.		N/A

            (3)	If a Principal Shortfall exists
            in 1994-A, Available Funds and Earnings
            from other Principal Sharing
            Series				N/A

            (4)	Allocable Principal Shortfall
            Percentage		100%

            (5)	Remaining Available Funds and
            Earnings	$1,515,614.89


            VI.	Remaining Amount

            (1)	Remaining Available Funds and
            Earnings payable to
            PB&T	$1,515,614.89


            THE PRUDENTIAL BANK AND TRUST COMPANY,
            Servicer


            By: Name:  Tom Mason Title:  Senior Vice
            President

            The Prudential Bank and Trust Company


            For Monthly Period ended:  __
                 _			6/30/97

            Interest Period (# of days):
            _______________			29

            Date of this Report:

            Period (Revolving, Controlled
            Amortization or Rapid Amortization):
            ___________Revolving           _________


            A.	Excess Spread Calculation (per
            Loan Agreement):

            1	Collections of Finance Charge
            Receivables
            (excluding	$5,597,231.62
            Interchange and Recoveries) (Schedule to the Monthly Servicer's Certificate 2.a.)

            2	Cardholder Fees (Schedule to the
            Monthly
            Servicer's	$431,060.58
            Certificate 3.)

            3	Ineligible Finance Charge
            Receivables
            (Schedule	$0.00 to
            the Monthly Servicer Certificate 4.)

            4	Discount Option Receivables
            (Schedule to
            the		$2,046,225.66
            Monthly Servicer Certificate 5.)

            5	Interchange (Schedule to the
            Monthly
            Servicer	$375,000.00
            Certificate 2.b.)

            6	Recoveries (Schedule to the Monthly
            Servicer	$247,254.05
            Certificate 2.c.)

            6.A	Earnings on Cash Collateral
            Account 	$381,394.34


            7	Sum of all spread components (A1 +
            A2 + A3 + A4 +	$9,078,166.25 A5 +
            A6 + A6.A)



            8	Certificate of Interest to be paid
            on
            Distribution	$2,163,218.75 Date
            (Schedule to the Monthly Servicer
            Certificate 17.)

            9	Investor Monthly Servicing Fee
            (Monthly
            Certificate-	$750,000.00 holders_
            Statement 7.)

            10	Monthly Loan Fee
            					$24,509.38

            10A.	Subordinated Monthly Loan
            Fee					$51,562.50

            11	Aggregate Investor Default Amount
            (Monthly		$4,213,175.88
            Certificate holders_ Statement B.5)

            12	Reimbursement of Investor Charge
            Offs (Monthly			$0.00
            Certificate holders_ Statement B.6.c.)

            13	Interest on principal balance of
            outstanding Unpaid
            		$242,882.66 Loan
            Amount

            14	Interest on principal balance of
            outstanding Subordinated Unpaid Loan
            Amount		117,202.19

            15	Commitment Fee on Unutilized Loan
            Commitment		$0.00 (B15
            * .50% * X/360)

            16	Sum of all expenses (A8 + A9 + A10
            + A11 + A12 +		$7,562,551.36 A13 +
            A15)

            17	Excess spread (A7 -
            A16)		$1,515,614.89

            18	Excess spread Percentage for
            Monthly Period	4.04%
            (A17/B1 * 12)

            B.	Spread Account Cap and Unpaid Loan
            Amount

            1	Investor Interest on the first day
            of the Monthly
            Period		$450,000,000.00

            2	Investor Interest on the last day
            of the Monthly
            Period	$450,000,000.00

            3	Average
            Excess Spread Percentage for three
            preceding		2.58%
            Monthly Periods

            4	Average Excess Spread Percentage
            for twelve
            preceding		4.59%
            Monthly Periods

            5	Spread Account Cap for preceding
            Monthly
            Period			$4,500,000.00

            6	Spread Account Trigger (After
            December 8, 1994) Upward Trigger
            (Monthly):		none





            7	Applicable Spread Account Cap for
            next
            succeeding	$4,500,000.00 Transfer
            Date (B6a, B6b, if applicable, otherwise
            B5)

            8	Required Cash Collateral
            Amount	$81,000,000.00

            a)	if Revolving Period or Controlled
            Amortization Period (the greater of
            12.50% * B2 and $9,000,000)

            b)	if Rapid Amortization Period, the
            Required Cash Collateral Amount on
            preceding Transfer Date

            9	Cash Collateral Amount as of the
            last Transfer
            Date	$81,000,000.00

            9A.	Cash Collateral Amount on the
            next succeeding Transfer
            Date	$81,000,000.00

            10	Unpaid Loan Amount as of last
            Transfer Date
            (after	$51,750,000.00
            application of Available Funds and
            Earnings as per Section 2.11 of Loan
            Agreement and after any Additional
            Loans)

            10A	Subordinated Unpaid Loan Amount
            as of last Transfer Date
            (after	$24,750,000.00
            application of Available Funds and
            Earnings as per Section 2.11 of Loan
            Agreement and after any Additional
            Loans)


            11	Spread Account Amount on the next
            succeeding
            		$4,500,000.00
            Transfer Date prior to the making of any Additional Loans (B9A - B12)

            12	Unpaid Loan Amount as of the next
            succeeding Transfer
            			$51,750,000.00 Date
            prior to the making of any Additional
            Loans (after application of Available
            Funds and Earnings as per Section 2.11
            of the Loan Agreement)

            12A	 Subordinated Unpaid Loan Amount
            as of the next succeeding Transfer Date
            prior to the making of any Additional
            Loans (after application of Available
            Funds and Earnings as per Section 2.11
            of the Loan
            Agreement)	$24,750,000.00

            13	Additional Loan Amount
            				$0.00

            13A.	Seller's Collateral Account
            Amount after the making of any
            	$4,500,000.00 Additional Loan
            (B11-B13)

            14	Seller's Collateral Account
            Deficiency (B7 -
            B13)			$0.00

            15	Unutilized Loan Commitment as of
            the last Transfer Date ($56,250,000 -
            B10)		4,500,000.00

            C.	Calculation of Minimum Seller
            Interest

            1	Minimum Aggregate Principal
            Receivables		$905,263,520.00
            (105.2632% * aggregate Initial Investor
            Interests)

            2	Minimum Seller Interest (5.00% *
            C1)		$45,263,176.00

            3	Lowest Average Seller Interest for
            any thirty-day 		$54,022,495.51
            period during the preceding Monthly
            Period (computed  on the Schedule 1 to
            Exhibit B)

            4	Breach of Minimum Seller Interest
            during the 	No preceding Monthly
            Period (_Yes_ or _No_)

            5	Deficiency in Minimum Seller
            Interest (C2 -
            C3)					0.00